--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 30, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-S2
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-126790-13

                                  CWHEQ, INC.
                                  -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-126790

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                     Delaware                           87-0698310
                     --------                           ----------
       (State or Other Jurisdiction of               (I.R.S. Employer
                 Incorporation)                     Identification No.)


                               4500 Park Granada
         Calabasas, California                                  91302
         ---------------------                                 -------
        (Address of Principal Executive                       (Zip Code)
         Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         Section 8 - Other Events

         Item 8.01   Other Events.
                     ------------



                  On March 30, 2006, CWHEQ, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), The Bank of New York, as trustee (the "Trustee") and The Bank of New York (Delaware), as co-trustee (the "Co-Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1

                  On March 30, 2006, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), as evidenced by a Confirmation between CHL and Bear Stearns Financial Products Inc. (the "Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

                  On March 30, 2006, CHL entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of March 30, 2006, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.3.

                  On March 30, 2006, CHL entered into an Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of March 30, 2006, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2006-S2 and the Counterparty, pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.4.

                  On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Bear Stearns Financial Products Inc., as counterparty (the "Counterparty"). The
         Item 1115 Agreement is annexed hereto as Exhibit 99.5.

                  On March 30, 2006, Financial Guaranty Insurance Company issued a financial guaranty insurance policy for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy is annexed hereto as Exhibit 99.6.

               On March 30, 2006, Old Republic Insurance Company issued a credit insurance policy (the "Credit Insurance Policy"). The Credit Insurance Policy is annexed hereto as Exhibit 99.7.


-----------------------
         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 7, 2006 and the Prospectus Supplement dated March 29, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S2.

Section 9     Financial Statements and Exhibits
---------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

      (a)     Financial statements of business acquired.
              -----------------------------------------

              Not applicable.

      (b)     Pro forma financial information.
              -------------------------------

              Not applicable.

      (c)     Exhibits.
              --------

      99.1    Pooling and Servicing Agreement.

      99.2    Confirmation.

      99.3    Corridor Contract Administration Agreement.

      99.4    Corridor Contract Assignment Agreement.

      99.5    Item 1115 Agreement.

      99.6    Certificate Insurance Policy.

      99.7    Credit Insurance Policy.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWHEQ, INC.



                                                   By: /s/Darren Bigby.
                                                       ------------------
                                                       Name: Darren Bigby
                                                       Title: Vice President



Dated:  April 14 , 2006

                                                 Exhibit Index

Exhibit                                                                     Page
-------                                                                     ----


99.1     Pooling and Servicing Agreement                                       6
99.2     Confirmation                                                          7
99.3     Corridor Contract Administration Agreement                            8
99.4     Corridor Contract Assignment Agreement                                7
99.5     Item 1115 Agreement                                                   9
99.6     Certificate Insurance Policy                                         10
99.7     Credit Insurance Policy                                              11